Exhibit 21.1
SYSCO CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES, DIVISIONS AND DBA’s
(As of July 23, 2008)

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
A-One-A Produce & Provisions, Inc.	Florida
A.M. Briggs, Inc.	Delaware
American Produce & Vegetable Company	Delaware
Banner Beef & Seafood Co., Inc.	Florida
Baugh North Central Cooperative, Inc.	Delaware
Baugh Northeast Co-op, Inc.	Delaware
Baugh South Cooperative, Inc.	Delaware
Baugh Southwest Cooperative, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Newfoundland
Baugh Supply Chain Cooperative, Inc.	Yukon Territory
Baugh Western Cooperative, Inc.	Delaware
Buckhead Beef Company	Delaware
Buckhead Fish Company, Inc.	Georgia
Carnival Fruit Company	Florida
Contract Administrative Services, Inc.	Delaware
DiPaolo/Sysco Food Services, Inc.	Ohio
Economy Foods, Inc.	California
Enclave Logistics, LLC	Delaware
Focus Foodservice, LLC	Michigan
Fowler & Huntting, LLC	Delaware
Freedman Food Service of Austin, LP	Texas
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman Food Service, Inc.	Texas
Freedman Meats, Inc.	Delaware
Freedman-KB, Inc.	Delaware
FreshPoint — City Produce, LP	Delaware
FreshPoint Distribution, Inc.	Delaware
FreshPoint Holdings, Inc.	Delaware
FreshPoint of Arizona, Inc.	Delaware
FreshPoint of Atlanta, Inc.	Georgia
FreshPoint of California, Inc.	Delaware
FreshPoint of Denver, Inc.	Colorado
FreshPoint of Houston, Inc.	Delaware
FreshPoint of Las Vegas, Inc.	Delaware
FreshPoint of Palm Beach, Inc.	Florida
FreshPoint of Southern California, Inc.	California
FreshPoint of Washington, D.C., Inc.	District of Columbia
FreshPoint Pompano Real Estate, LLC	Delaware
FreshPoint Tomato, LLC	Delaware
FreshPoint Value Added Services, Inc.	California

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
FreshPoint, Inc.	Delaware
FreshPoint-Thomas Brothers, LLC	Delaware
Fulton Provision Co.	Delaware
Grants-Sysco Food Services, Inc.	Michigan
Guest Packaging, LLC	Delaware
Guest Supply, LLC	Delaware
Hallsmith-Sysco Food Services, LLC	Delaware
Hardin’s-Sysco Food Services, LLC	Delaware
Il Paese, Inc.	Texas
INGENIUM Medical Supply Chain Solutions, Inc.	Delaware
Lankford-Sysco Food Services, LLC	Delaware
Lee-Ray Tarantino Co., Inc.	California
Malcolm Meats Company	Delaware
Movsovitz & Sons of Florida, Inc.	Florida
Olewine’s Sysco Food Services Company	Delaware
Overton Distributors, Inc.	Tennessee
P. Tavilla Co. (Miami), Inc.	Florida
Pegler-Sysco Food Services Company	Nebraska
Pegler-Sysco Transportation Co.	Nebraska
Piranha Produce, Inc.	Delaware
Produce America, Inc.	Delaware
Red’s Market, Inc.	Florida
Robert Orr-Sysco Food Services, LLC	Delaware
Robert’s Sysco Food Services, Inc.	Delaware
SFS Shelf, LLC	Delaware
Specialty Meat Holdings, LLC	Delaware
Sunburst Foods, Inc.	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Asian Foods, Inc.	Delaware
SYSCO Central Ohio, Ltd.	Ohio
Sysco Corporation	Delaware
SYSCO Disaster Relief Foundation, Inc.	Texas
Sysco eVentures, Inc.	Delaware
Sysco Food Services — Gulf Coast, Inc.	Delaware
Sysco Food Services — Jacksonville, Inc.	Delaware
Sysco Food Services — West Coast Florida, Inc.	Delaware
Sysco Food Services of Albany, LLC	Connecticut
Sysco Food Services of Albany, LLC	Delaware
Sysco Food Services of Arizona, Inc.	Delaware
Sysco Food Services of Arkansas, LLC	Delaware
Sysco Food Services of Atlanta, LLC	Delaware
Sysco Food Services of Austin, Inc.	Delaware
Sysco Food Services of Baltimore, LLC	Delaware
Sysco Food Services of Baltimore, LLC	Pennsylvania
Sysco Food Services of Baltimore, LLC	Virginia
Sysco Food Services of Baraboo, LLC	Delaware
Sysco Food Services of Beaumont, Inc.	Delaware

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
Sysco Food Services of Central Alabama, Inc.	Delaware
Sysco Food Services of Central California, Inc.	California
Sysco Food Services of Central Florida, Inc.	Delaware
Sysco Food Services of Central Ohio, Inc.	Ohio
Sysco Food Services of Central Pennsylvania, LLC	Delaware
Sysco Food Services of Charlotte, LLC	Delaware
Sysco Food Services of Cincinnati, LLC	Delaware
Sysco Food Services of Cleveland, Inc.	Delaware
Sysco Food Services of Columbia, LLC	Delaware
Sysco Food Services of Columbia, LLC	Virginia
Sysco Food Services of Connecticut, LLC	Delaware
Sysco Food Services of Dallas, Inc.	Delaware
Sysco Food Services of Denver, Inc.	Colorado
Sysco Food Services of Detroit, LLC	Delaware
Sysco Food Services of East Texas, LLC	Delaware
Sysco Food Services of Eastern Wisconsin, LLC	Delaware
Sysco Food Services of Grand Rapids, LLC	Delaware
Sysco Food Services of Hampton Roads, Inc.	Delaware
Sysco Food Services of Houston, Inc.	Delaware
Sysco Food Services of Idaho, Inc.	Idaho
Sysco Food Services of Indianapolis, LLC	Delaware
Sysco Food Services of Iowa, Inc.	Delaware
Sysco Food Services of Jackson, LLC	Delaware
Sysco Food Services of Jackson, LLC	Mississippi
Sysco Food Services of Jamestown, LLC	Delaware
Sysco Food Services of Kansas City, Inc.	Missouri
Sysco Food Services of Knoxville, LLC	Delaware
Sysco Food Services of Las Vegas, Inc.	Delaware
Sysco Food Services of Long Island, LLC	Delaware
Sysco Food Services of Los Angeles, Inc.	Delaware
Sysco Food Services of Metro New York, LLC	Delaware
Sysco Food Services of Minnesota, Inc.	Delaware
Sysco Food Services of Montana, Inc.	Delaware
Sysco Food Services of New Mexico, LLC	Arizona
Sysco Food Services of New Mexico, LLC	Delaware
Sysco Food Services of New Orleans, LLC	Delaware
Sysco Food Services of North Central Florida, Inc.	Delaware
Sysco Food Services of North Dakota, Inc.	Delaware
Sysco Food Services of Northern New England, Inc.	Maine
Sysco Food Services of Oklahoma, LLC	Delaware
Sysco Food Services of Philadelphia, LLC	Delaware
Sysco Food Services of Pittsburgh, LLC	Delaware
Sysco Food Services of Portland, Inc.	Delaware
Sysco Food Services of Raleigh, LLC	Delaware
Sysco Food Services of Sacramento, Inc.	Delaware
Sysco Food Services of San Antonio, Inc.	Delaware
Sysco Food Services of San Diego, Inc.	Delaware

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
Sysco Food Services of San Francisco, Inc.	California
Sysco Food Services of Seattle, Inc.	Delaware
Sysco Food Services of South Florida, Inc.	Delaware
Sysco Food Services of Southeast Florida, LLC	Delaware
Sysco Food Services of Spokane, Inc.	Delaware
Sysco Food Services of St. Louis, LLC	Delaware
Sysco Food Services of Syracuse, LLC	Delaware
Sysco Food Services of Syracuse, LLC	Pennsylvania
Sysco Food Services of Ventura, Inc.	Delaware
Sysco Food Services of Virginia, LLC	Delaware
Sysco Food Services-Chicago, Inc.	Delaware
Sysco Foundation, Inc.	Texas
Sysco Global Resources, LLC	Delaware
Sysco Global Services, LLC	Delaware
Sysco Intermountain Food Services, Inc.	Delaware
Sysco International Food Group, Inc.	Florida
Sysco Merger Ohio II, Inc.	Delaware
SYSCO Netherlands Partners, LLC	Delaware
Sysco Newport Meat Company	Delaware
Sysco Resources Midwest, Inc.	Delaware
Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
Sysco Resources, Inc.	Delaware
SYSCO SERCA Food Services of New England, Inc.	Delaware
Sysco Services LLC	Delaware
Sysco-Desert Meats Company, Inc.	Delaware
Sysco-Robert’s & Sysco-St. Louis Joint Acquisition Company, L.L.C.	Delaware
Sysco/Louisville Food Services Co.	Delaware
SyscoMed, Inc.	Delaware
Terrace Food Group, Inc.	Delaware
Terrace Fresh, Inc.	Florida
The SYGMA Network — Kansas City, LLC	Delaware
The SYGMA Network, Inc.	Delaware
Walker Foods, Inc.	New York
Watson Sysco Food Services, Inc.	Delaware

CANADIAN DIVISIONS
Honeyman’s Beef Purveyors	SYSCO Food Services of Quebec
J.J. Derma Meats Ltd.	SYSCO Food Services of Regina
SYSCO Food Services of Atlantic Canada	SYSCO Sturgeon Falls
SYSCO Food Services of Calgary	SYSCO Thunder Bay
SYSCO Food Services of Edmonton	SYSCO Food Services of Toronto
SYSCO Kingston	SYSCO Food Services of Winnipeg
SYSCO London

ASSUMED NAMES

Entity Name	DBA Name
A-One-A Produce & Provisions, Inc.	FreshPoint — South Florida
FreshPoint A One A Produce and Dairy

American Produce & Vegetable Company	American FoodService
American Pre-Pack
Choppin’ Block
FreshPoint — Dallas
River Ranch Southwest

Baugh Supply Chain Cooperative, Inc.	Alfmark
Alfmark Transportation
Baugh Supply Chain Cooperative, Canada
BSCC Canada
Cooperative De Chaines D’Approvisionnement Baugh, Inc.
Sysco Imports

Buckhead Beef Company	Buckhead Beef Northeast
Buckhead Beef of Florida
Central Florida Foodservice

Carnival Fruit Company	FreshPoint South Florida

Contract Administrative Services, Inc.	Texas Contract Administrative Services, Inc.

Economy Foods, Inc.	Facciola Meat Company

Fowler & Huntting, LLC	FreshPoint — Connecticut
FreshPoint — Hartford

Freedman Food Service of Austin, LP	Texas Meat Purveyors

Freedman Food Service of San Antonio, LP	Texas Meat Purveyors

FreshPoint — City Produce, LP	Bay Area Produce
City Produce
City Produce — Corpus Christi
City Produce — Harlingen
City Produce — Rio Grande Valley
City Produce — San Antonio
FreshPoint — Austin
FreshPoint — Harlingen
FreshPoint — San Antonio

FreshPoint of Arizona, Inc.	FreshPoint — Phoenix

FreshPoint of Atlanta, Inc.	FreshPoint of Atlanta
Mitt Parker

FreshPoint of Denver, Inc.	JDS&R Produce

Entity Name	DBA Name
FreshPoint of Southern California, Inc.	G & G Produce Company
The Produce Hunter

FreshPoint Tomato, LLC	FreshPoint — Nashville Tomato
Nashville Tomato

FreshPoint-Thomas Brothers, LLC	FreshPoint — Arkansas
FreshPoint — Oklahoma City
FreshPoint — Tulsa
Thomas Brothers
Thomas Brothers of Delaware

Guest Supply, LLC	Guest Distribution

Lee-Ray Tarantino Co., Inc.	FreshPoint — San Francisco
Golden State Produce

Movsovitz & Sons of Florida, Inc.	East Coast Fruit Company
FreshPoint — Gainesville
FreshPoint Jacksonville
FreshPoint North Florida
FreshPoint Savannah
FreshPoint Southern Georgia
Movsovitz of Georgia

Overton Distributors, Inc.	FreshPoint — Overton
FreshPoint — Overton
FreshPoint of Charlotte
FreshPoint of Nashville
FreshPoint of Raleigh
FreshPoint Transportation
Overton Transportation

Pacific Produce Co. Ltd. (335080-1)	Allied Foodservices
FreshPoint — Nanaimo
FreshPoint — Vancouver
Pacific Produce — Nanaimo

Piranha Produce, Inc.	FreshPoint — Central California
FreshPoint — Northern California
FreshPoint of Central California

Produce America, Inc.	Produce America Pompano, Inc.

Entity Name	DBA Name
Red’s Market, Inc.	FreshPoint Central Florida
FreshPoint Southwest Florida
FreshPoint West Coast
FreshPoint West Coast Florida
FreshPoint-Red’s Market of Central Florida
Garden Gourmet Specialties
Incredible Fresh
Red’s Market
Red’s Market — Orlando
Red’s Market — Tampa

Sysco Asian Foods, Inc.	Asian Foods

Sysco Corporation	Smelkinson Sysco Food Services
Sysco (Delaware) Corporation
Theimer Food Services
Theimer-Sysco Food Services

SYSCO Food Services of Canada, Inc.	Honeyman’s Beef Purveyors
J.J. Derma Meats
SYSCO Canada
SYSCO Food Services of Atlantic Canada
SYSCO Food Services of Calgary
SYSCO Food Services of Canada
SYSCO Food Services of Edmonton
SYSCO Food Services of Quebec
SYSCO Food Services of Regina
SYSCO Food Services of the Northwest Territories
SYSCO Food Services of Toronto
SYSCO Food Services of Winnipeg
SYSCO Kingston
SYSCO Kingston Redistribution Centre
SYSCO London
SYSCO Services Alimentaires du Quebec
SYSCO Sturgeon Falls
SYSCO Thunder Bay
SYSCO Ventra

Sysco Food Services of Central Ohio, Inc.	Abbott Sysco Food Services
Sysco Food Services of Central Ohio

Sysco Food Services of Denver, Inc.	Nobel Sysco Foods
Sysco Food Services of New Mexico

Sysco Food Services of Metro New York, LLC	Europa Meat

Sysco Food Services of Montana, Inc.	Sysco Foods

Sysco Food Services of Seattle, Inc.	Sysco Food Services of Alaska

Sysco Food Services of Spokane, Inc.	Sysco Food Services of Spokane